SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K

                                    CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                                 Exchange Act of 1934



                   Date of Report (Date of earliest event reported)

                                  November 28, 1994


                                  ASHLAND COAL, INC.
                (Exact name or registrant as specified in its charter)



                Delaware                 1-9993               61-0880012
            (State or other     (Commission file number)    (I.R.S.Employer
            jurisdiction of                                Identification No.)
            incorporation or
            organization)


               2205 FIFTH STREET ROAD, HUNTINGTON, WEST VIRGINIA  25701
               (Address of principal executive offices)        (Zip Code)



                   P.O. BOX 6300, HUNTINGTON, WEST VIRGINIA  25771
                                 (Mailing Address)        (Zip Code)



         Registrant's telephone number, including area code:  (304) 526-3333


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          Item 5.   Other Events.


          Discussions About Purchase of Quaker Coal's Kentucky Operations

               Ashland Coal, Inc. (the "Company") is engaged in discussions with Quaker Coal Company, Inc. about the possible purchase by the Company of Quaker's Kentucky operations.



                                      SIGNATURES

               Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ASHLAND COAL, INC.
                                             (Registrant)

                                             By:  /s/  Roy F. Layman
                                                  Administrative Vice
                                                  President and Secretary


                                             Date:  November 28, 1994




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